Consolidated Balance Sheets (Parenthetical) (USD $)	Jun. 30, 2012	Jun. 30, 2011
Shareholders' Equity
Capital Stock, par value (in dollars per share)	$ 0.001	$ 0.001
Capital Stock, shares authorized (in shares)	200,000,000	200,000,000
Capital Stock, shares issued (in shares)	147,412,603	136,249,512
Capital Stock, shares outstanding (in shares)	147,412,603	136,249,512